                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

  [_]Preliminary Proxy Statement

  [_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]Definitive Proxy Statement

  [_]Definitive Additional Materials

  [_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

  [X]No fee required

  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)Title of each class of securities to which transaction applies:

    (2)Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)Proposed maximum aggregate value of transaction:

    (5)Total fee paid:

  [_]Fee previously paid with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)Amount Previously Paid:

    (2)Form, Schedule or Registration Statement No.:

    (3)Filing Party:

    (4)Date Filed:

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         580 MYLES STANDISH BOULEVARD
                        MYLES STANDISH INDUSTRIAL PARK
                         TAUNTON, MASSACHUSETTS 02780

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Thursday, May 22, 1997 at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780.

  At the Annual Meeting, you will be asked (i) to elect two (2) Class I Directors of the Company; (ii) to approve an amendment to the Company's 1993 Stock Option Plan; and (iii) to ratify the selection of the Company's independent accountants for the year ending December 31, 1997. The Board of Directors recommends the approval of each of these proposals.

  Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement that we urge you to consider carefully. The Company's 1996 Annual Report, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company in 1996.

  We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

                                          Sincerely,

                                          Glenn J. Walters
                                          President and Chief Executive
                                           Officer

Taunton, Massachusetts
April 24, 1997

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997

                               ----------------

To The Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, May 22, 1997 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, for the following purposes:

    1. To elect two (2) Class I Directors;

    2. To approve an amendment to the Company's 1993 Stock Option Plan to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year period to a number not to exceed 500,000 shares.

    3. To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending December 31, 1997; and

    4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on Friday, April 4, 1997 as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and at any adjournment or adjournments thereof.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                          Mark R. Thomas
                                          Secretary

Taunton, Massachusetts
April 24, 1997

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         580 MYLES STANDISH BOULEVARD
                        MYLES STANDISH INDUSTRIAL PARK
                         TAUNTON, MASSACHUSETTS 02780
                                (508) 823-0707

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

  The enclosed Proxy is solicited by the Board of Directors of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, May 22, 1997 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, and at any adjournment or adjournments thereof (the "Annual Meeting").

  Where the stockholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two (2) nominees for Class I Directors named herein, FOR the proposal to amend the Company's 1993 Stock Option Plan, and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any Stockholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy as described in the preceding sentence. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

  The close of business on April 4, 1997 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On that date, 3,955,945 shares of common stock of the Company, $.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting.

  The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed Proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. Each of the other proposals to be voted upon by the stockholders of the Company requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the proposal for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of tabulating the votes cast.

  Members of the Board of Directors of the Company and officers of the Company, as a group, own or may be deemed to control approximately 23% of the outstanding shares of Common Stock. AS THERE IS NO CUMULATIVE VOTING PROVIDED FOR IN THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, THE BOARD OF DIRECTORS AND OFFICERS ARE ABLE TO EXERT SUBSTANTIAL INFLUENCE OVER THE ELECTION OF THE BOARD OF DIRECTORS AND THE OUTCOME OF ANY ISSUES THAT MAY BE SUBJECT TO A VOTE BY THE COMPANY'S STOCKHOLDERS AT THE ANNUAL MEETING. The Board of Directors and officers have indicated their intent to vote all shares of Common Stock owned or controlled by them in favor of each item set forth herein.

  The cost of soliciting Proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

  The Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof. This Proxy Statement and the accompanying Proxy are being mailed on or about April 24, 1997 to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be fixed by the Board of Directors. The Bylaws also provide that the Board of Directors shall be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected for terms of three years and until their successors are elected and qualified. The Board of Directors has nominated Mr. John F. Moroney and Mr. Mark R. Thomas, two of the three Class I Directors, for re-election at the Annual Meeting (collectively, the "Director Nominees"). The Class II Directors, with terms expiring in 1998, are Dr. Charles R. Buffler and Mr. Robert Pozzo. The Class III Directors, with terms expiring in 1999, are Messrs. Glen J. Walters and Gordon E. Walters.

  As of the date of the last annual meeting, these were six directorships. In August 1996, the Board of Directors was expanded from six directorships to seven directorships and Salvatore F. D'Amato was appointed as a Class I Director. Mr. D'Amato will not stand for re-election at the Annual Meeting and, effective on the date of the Annual Meeting, the Board of Directors will be reduced to six directorships. John M. Buckley resigned from the Board on March 27, 1997. On April 11, 1997, the Board of Directors appointed Mark Thomas, the Company's Chief Financial Officer and Secretary, to fill the vacancy created by Mr. Buckley's resignation.

  A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each Director Nominee. Unless authority to vote for any of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted for the Director Nominees. In the event that any Director Nominee shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. MORONEY AND THOMAS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

  The following table sets forth the age, the year elected, the positions and offices currently held, and the Class of each Director and Director Nominee. For information about the ownership of the Company's voting securities held by each Director and Director Nominee, see "Beneficial Ownership of Common Stock."

                           DATE INDIVIDUAL
                            FIRST BECAME
NAME                   AGE    DIRECTOR     POSITION                                                   CLASS
----                   --- --------------- --------                                                   -----
Gordon E. Walters....   65      1985       Chairman of the Board of Directors                          III
Glenn J. Walters.....   42      1985       Chief Executive Officer, President, Treasurer and Director  III
Mark R. Thomas*......   43      1997       Chief Financial Officer, Secretary and Director               I
John J. Moroney*.....   43      1995       Chief Operating Officer and Director                          I
Salvatore F.
 D'Amato.............   68      1996       Director                                                      I
Charles R. Buffler...   63      1993       Director                                                     II
Robert M. Pozzo......   70      1986       Director                                                     II

--------
*  Nominee for election at this Annual Meeting.

COMMITTEES

  The Board of Directors established an Audit Committee and a Compensation Committee in October 1993. Members of the Audit Committee are Glenn J. Walters, Charles R. Buffler and Robert M. Pozzo. The Audit Committee is concerned primarily with (i) reviewing the Company's financial results and recommending the selection of the Company's independent auditors; (ii) reviewing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; (iii) reviewing the scope of independent audit coverages, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee did not meet in 1996. The functions of the Audit Committee were handled by the Board of Directors as a whole.

  The Compensation Committee also consists of Messrs. Walters, Buffler and Pozzo. The Compensation Committee is responsible for negotiating and approving compensation arrangements for officers, employees, consultants and Directors of the Company, excluding the granting of options to purchase Common Stock, which function has been delegated to the Option Committee consisting of Messrs. Buffler and Pozzo. The Compensation Committee met once in 1996.

  The Company does not have a standing nominating committee or a committee performing similar functions.

  The Board of Directors met six times during 1996. All of the Directors attended at least 75% of the meetings of the Board of Directors in 1996, except for John M. Buckley and John J. Moroney, who each attended 66.7% of such meetings, and Charles R. Buffler, who attended 50% of such meetings.

  With the exception of Gordon E. Walters and Glenn J. Walters, who are father and son, respectively, no Director or executive officer is related to any other Director or executive officer by blood or marriage.

BACKGROUND

  The following is a brief summary of the background of each Director and Director Nominee of the Company:

  GORDON E. WALTERS, Chairman of the Board of Directors. Mr. Walters co-founded the Company in 1983 and has served as its Chairman of the Board of Directors since the Company's incorporation in 1985 and as its Chief Executive Officer from 1986 until March 1996. Mr. Walters currently serves as a consultant to the Company. From 1971 to 1983, Mr. Walters founded and served as President of Steinerfilm, Inc., a privately held manufacturer of metallized film to the electronic capacitor market. Mr. Walters holds a Bachelor of Science degree in Engineering from Worcester Polytechnic Institute. Mr. Walters is the father of Mr. Glenn J. Walters, the Chief Executive Officer, President, Treasurer and a Director of the Company.

  GLENN J. WALTERS, Chief Executive Officer, President, Treasurer and Director. Mr. Walters co-founded the Company in 1983 and has served as its President, Treasurer and a Director since the Company's incorporation in 1985, and as its Chief Executive Officer since March 1996. From 1977 to 1983, Mr. Walters served as General Manager of Steinerfilm, Inc. From July 1991 to the present, Mr. Walters has served on the Board of Governors of the International Microwave Power Institute, a non-profit trade association, and as President of the Microwave Food Technology and Applications section of this association. Mr. Walters holds a Bachelor of Science degree in Mechanical Engineering and in Management from Worcester Polytechnic Institute. Mr. Walters is the son of Mr. Gordon E. Walters, the Chairman of the Board of Directors of the Company.

  JOHN J. MORONEY, Chief Operating Officer and Director. Mr. Moroney has served as Chief Operating Officer of the Company since April 1997, and as a Director of the Company since May 1995. From 1992 to February 1997, Mr. Moroney served as Director of New England Operations of Fourth Shift, Inc., a publicly traded supplier of manufacturing and accounting software. In 1990, Mr. Moroney founded Manufacturing Systems Partners, a consulting and sales organization that was purchased by Fourth Shift, Inc. in 1992. Mr. Moroney holds a Bachelor of Science degree in Electrical Engineering form Worcester Polytechnic Institute and a Master's degree in Business Administration from Babson College.

  MARK R. THOMAS, Chief Financial Officer, Secretary and Director. Mr. Thomas has served as the Chief Financial Officer of the Company since October 1995, and served as Controller of the Company from May 1995 to October 1995. Mr. Thomas has served as a Director of the Company since April 1997. Prior to joining the Company, Mr. Thomas served as the Controller of Ruland Manufacturing Company, Inc. from January 1994 to May 1995, and as the Controller of Videocraft Productions, Inc. from May 1989 to December 1993. Mr. Thomas holds a Bachelor of Arts degree from Stonehill College, a Master's degree in Business Administration from Northeastern University, and a Certificate in Management Accountancy.

  CHARLES R. BUFFLER, Director. Dr. Buffler has served as a Director of the Company since October 1993. From 1993 to the present, Dr. Buffler has served as the Vice President of the Microwave Research Center, a privately held company which specializes in microwave consulting, design and engineering. From 1987 to 1993, Dr. Buffler served as a Microwave Technology Specialist for Kraft General Foods, a publicly held food manufacturer and distributor. Additionally, from 1984 to 1993, Dr. Buffler was the President of Associated Sciences Research Foundation, a privately held consulting company that provided consulting services to the industrial, scientific and medical microwave communities in non-food technologies. Dr. Buffler holds a Bachelor of Science degree in Physics from the University of Texas and a Master of Science degree and a Ph.D., both in Engineering and Applied Physics, from Harvard University.

  ROBERT M. POZZO, Director. Mr. Pozzo has served as a Director of the Company since 1986. From 1985 to 1991, Mr. Pozzo served as a venture advisor to Zero Stage Capital Corp., a venture capital company which is a stockholder of the Company. Mr. Pozzo holds a Bachelor of Science degree in Marine Engineering from the U.S. Merchant Marine Academy, a Bachelor of Science degree in Metallurgy from the Colorado School of Mines and a Master's degree in Business Administration from Harvard Business School.

  SALVATORE F. D'AMATO, Director. Mr. D'Amato has served as a Director of the Company since August 1996. Mr. D'Amato is the founder and a principal of D'Amato Consulting, a privately held company that provides consulting services within the banknote, printing and holographic fields. Mr. D'Amato holds a Bachelor of Science degree in Mechanical Engineering from New York Polytechnic Institute and a Master of Science degree in Mechanical Engineering from Columbia University. Mr. D'Amato will cease to be a Director of the Company following the Annual Meeting.

EXECUTIVE OFFICERS

  The executive officers of the Company, their ages and positions held in the Company are as follows:

  NAME                   AGE                          POSITION
  ----                   ---                          --------
Glenn J. Walters........  42 Chief Executive Officer, President, Treasurer and Director
John J. Moroney.........  43 Chief Operating Officer and Director
Stephen M. Maughan......  51 Vice President of Operations
Mark R. Thomas..........  43 Chief Financial Officer, Secretary and Director

  The following is a brief summary of the background of Mr. Maughan whose background is not summarized above.

  STEPHEN M. MAUGHAN, Vice President of Operations. Mr. Maughan has served as the Vice President of Operations for the Company since September 1995, and served as its Director of Manufacturing from July 1994 until September 1995. Prior to joining the Company, Mr. Maughan served from 1987 to 1994 as the General Manager of General Vacuum Equipment, which is a supplier of vacuum processing equipment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for the year ended December 31, 1996, with the exception of the following: (i) a filing of a Form 4 on December 26, 1996 reporting the November 1996 sale of 12,000 shares of Common Stock by Glenn Walters; (ii) a filing of a Form 4 on October 10, 1996 reporting the May 1996 sale of 10,000 shares of Common Stock by Glenn Walters; (iii) a filing of a Form 4 on March 25, 1996 reporting the February 1996 sale of 24,700 shares of Common Stock by Ruth Walters, the wife of Glenn Walters; (iv) a filing of a Form 4 on March 25, 1996 reporting the January 1996 sale of 3,300 shares of Common Stock by Ruth Walters; (v) a filing of a Form 4 on October 10, 1996 reporting the August 1996 sale of 5,800 shares of Common Stock by Gordon Walters; (vi) a filing of a Form 4 on October 10, 1996 reporting the July 1996 sale of 2,000 shares of Common Stock by Gordon Walters and an April 1996 gift of 95,000 shares of Common Stock by Gordon Walters; (vii) a filing of a Form 5 on October 10, 1996 reporting gifts by Gordon Walters of 50,000 shares of Common Stock in January 1995 and 83,000 shares of Common Stock in November 1995; (viii) a filing of a Form 3 for Mark Thomas on June 19, 1996; (ix) a filing of a Form 3 for Salvatore D'Amato on October 10, 1996; (x) a filing of a Form 3 for Stephen Maughan on April 9, 1997; (xi) failure to file a Form 5 reporting the exercise in March 1996 by John M. Buckley, who served as a Director of the Company from July 1993 to March 1997, of options to purchase 8,430 shares of Common Stock; (xii) failure to file a Form 5 reporting the exercise in December 1995 by John A. McCormick, who formerly served as Vice President of Technology of the Company and is no longer employed by the Company, of options to purchase 2,500 shares of Common Stock; and (xiii) failure to file a Form 5 reporting (1) the exercise in January 1996 by John McCormick of options to purchase 11,686 shares of Common Stock and (2) the exercise in September 1996 by Mr. McCormick of options to purchase 4,216 shares of Common Stock.

CERTAIN TRANSACTIONS

  In September 1992, the Company entered into three agreements (the "Agreements") with Printpack Enterprises, Inc. and its affiliates
("Printpack"), a privately held flexible packaging converter.

  The Agreements include (i) a Purchase and Tolling Agreement, pursuant to which Printpack had the exclusive right to sell certain of the Company's products within North America; (ii) an Equipment Lease Agreement, pursuant to which the Company leased from Printpack a high-capacity vacuum metallizer ; and (iii) a Securities Purchase Agreement pursuant to which Printpack purchased 297,610 shares of Common Stock for $250,000 (approximately $0.84 per share), which the Company believes reflected the fair market value of the Common Stock on the date of purchase. In 1995, the Company and Printpack agreed in principle to terminate the Agreements. On March 25, 1996, the Company and Printpack entered into a written agreement setting forth the terms of the termination of the Agreements. Under this written agreement, Printpack
(i) relinquished all of its exclusive rights to sell certain of the Company's products; (ii) transferred to the Company title to the metallizer it had been leasing to the Company; and (iii) returned to the Company 297,610 shares of the Company's Common Stock. The Company (i) paid to Printpack $1,000,000; (ii) granted Printpack options to purchase 200,000 shares of the Company's Common Stock at $4.00 per share; and (iii) agreed not to pursue any claims the Company may have pursuant to the terms of the Agreements. As of March 25, 1996, the 297,610 shares of Common Stock represented approximately 9.5% of the outstanding Common Stock.

                                SHARE OWNERSHIP

  The following table sets forth certain information as of April 4, 1997 concerning the ownership of Common Stock by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Named Executive Officer (as defined herein), Director and Director Nominee, and (iii) all Directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                NUMBER OF SHARES  PERCENTAGE OF
NAME AND ADDRESS(1)                            BENEFICIALLY OWNED   CLASS(2)
-------------------                            ------------------ -------------
Glenn J. Walters(3)...........................      710,593           17.5%
Gordon E. Walters(4)..........................      279,947            7.0
Robert M. Pozzo(5)............................      105,558
Charles R. Buffler(6).........................        2,500              *
John J. Moroney(7)............................        1,500              *
Salvatore F. D'Amato(8).......................          500              *
Mark R. Thomas(9).............................       21,000              *
All Directors and executive officers as a
 group
 (8 persons)(3)(4)(5)(6)(7)(8)(9)(10).........      986,883           24.3

--------
* Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
(1) The address for all of these individuals is c/o Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Myles Standish Industrial Park, Taunton, Massachusetts 02780.
(2) The number of shares of Common Stock issued and outstanding on April 4, 1997 was 3,955,945 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 4, 1997, plus shares of Common Stock subject to options and warrants held by such persons on April 4, 1997 and exercisable within 60 days thereafter.
(3) Includes (i) 101,000 shares of Common Stock owned by Mr. Glenn Walters' wife and (ii) 60,000 shares of Common Stock registered in the name of the Walters Family Children's Trust. Excludes shares of Common Stock owned by Mr. Glenn Walters' siblings or by his father, Mr. Gordon Walters. Mr. Glenn Walters disclaims any beneficial ownership or control over any of these shares. Includes 100,000 shares of Common Stock exercisable at $5.00 per share.
(4) Includes 60,000 shares of Common Stock underlying a stock option exercisable at $2.00 per share. Excludes shares of Common Stock owned by the children of Mr. Gordon Walters, including those owned by Mr. Glenn Walters, as to which Mr. Gordon Walters disclaims any beneficial ownership or control.
(5) Includes (i) 1,000 shares of Common Stock underlying a stock option exercisable at $2.38 per share and (ii) 16,000 shares underlying a stock option exercisable at $2.00 per share.
(6) Includes (i) 1,500 shares of Common Stock underlying a stock option exercisable at $5.44 per share and (ii) 1,000 shares of Common Stock underlying a stock option exercisable at $2.38 per share.
(7) Includes 1,000 shares of Common Stock underlying a stock option exercisable at $2.38 per share, and 500 shares of Common Stock underlying the option that will vest within 60 days of the date hereof.
(8) Includes 500 shares of Common Stock underlying a stock option exercisable at $2.88 per share.
(9) Includes 6,000 shares of Common Stock underlying a stock option exercisable at $2.00 per share, but excludes 4,000 shares of Common Stock underlying the option that will vest in August 1997. Includes 5,000 shares of Common Stock underlying a stock option exercisable at $2.88 per share, but excludes 15,000 shares of Common Stock underlying the option that will vest beginning in August 1997. Excludes 10,000 shares of Common Stock underlying a stock option exercisable at $4.47 per share that will vest beginning in August 1997.
(10) Includes 10,000 shares of Common Stock owned by Stephen Maughan, Vice President of Operations of the Company. Includes 22,000 shares of Common Stock underlying a stock option owned by Mr. Maughan exercisable at $2.00 per share, but excludes 18,000 shares of Common Stock underlying the option that will vest beginning in August 1997.

                    COMPENSATION OF OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth the compensation paid to Mr. Glenn Walters, the Company's Chief Executive Officer, President and Treasurer, and Mr. Gordon Walters, who served as the Company's Chief Executive Officer during part of 1996 (together, the "Named Executive Officers"), with respect to services rendered to the Company during the years ended December 31, 1996; December 31, 1995; and December 31, 1994. Other than Glenn Walters, no executive officer earned in excess of $100,000 during the periods presented.

                          SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION
                                              --------------------------------
                                                                  ALL OTHER
   NAME AND PRINCIPAL POSITION                YEAR SALARY ($)  COMPENSATION(1)
   ---------------------------                ---- ----------  ---------------
   Glenn J. Walters.......................... 1996 $158,845(2)     $4,971
    Chief Executive Officer,                  1995 $157,966(2)     $5,159
    President, and Treasurer                  1994 $158,040(2)     $5,135
   Gordon E. Walters(3)...................... 1996 $   60,000      $5,634
    Chief Executive Officer                   1995 $   60,000      $5,890
                                              1994 $   97,000      $6,148

--------
(1) Consists of premiums paid by the Company on life insurance for each of 1996, 1995, and 1994, respectively, including $4,971, $5,159 and $5,135 for Glenn J. Walters; and $5,634, $5,890 and $6,148 for Gordon E. Walters.
(2) Approximately $20,556, $20,000 and $15,000 of Glenn J. Walters' salary for 1996, 1995 and 1994, respectively, represents cash received in lieu of certain benefits. Approximately $20,000, $20,000 and $15,000 of Glenn J. Walters' salary for 1996, 1995 and 1994, respectively, represents deferred salary to be paid in 1997.
(3) Gordon E. Walters served as Chief Executive Officer of the Company from 1986 until March 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

  There were no stock options granted to the Named Executive Officers during the Company's last fiscal year.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEARAND FISCAL-YEAR-END OPTION
                                    VALUES

  The following table provides information regarding the unexercised stock options held by each of the Named Executive Officers during 1996. No stock options were exercised by the Named Executive Officers during 1996.

                                                                    VALUE OF UNEXERCISED
                         NUMBER OF UNEXERCISED SECURITIES           IN-THE-MONEY OPTIONS
                           UNDERLYING OPTIONS AT FY-END:               AT FY-END ($):
                         --------------------------------------   -------------------------
  NAME                     EXERCISABLE          UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
  ----                   -----------------    -----------------   ----------- -------------
Glenn J. Walters........                   0                    0         0          0
Gordon E. Walters.......              60,000                    0   $97,500          0

--------
(1) In-the-money-options are those options for which the fair market value of the underlying Common Stock is greater than the exercise price of the option. The fair market value of the Common Stock underlying the options as of December 31, 1996 was $3.625 per share, the closing bid price last quoted on December 31, 1996 on the NASDAQ SmallCap Market.

COMPENSATION OF DIRECTORS

  The Company pays each non-employee Director $500 per year and $200 for each meeting of the Board of Directors that he attends. Non-employee directors are also awarded formula options under the Company's 1994 Formula Stock Option Plan.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

  Effective as of July 1, 1993, the Company entered into an employment and non-competition agreement (the "Employment Agreement") with Mr. Glenn Walters, the initial term of which expired on December 31, 1996. Mr. Glenn Walters serves as the principal executive officer of the Company. The Employment Agreement was renewed in accordance with its terms for an additional one-year term that expires on December 31, 1997. The Employment Agreement provides for an initial base salary of $125,000 per annum plus annual base salary increases and such other bonuses as may be determined by the Company's Board of Directors as well as benefits offered to the Company's employees generally. Mr. Glenn Walters is also entitled to the use of a Company-leased car and severance benefits equal to 200% of his base salary, payable in a lump sum if
(i) the Company or a substantial portion of the Company is acquired without the Board of Directors' approval, (ii) his employment is terminated without cause, (iii) his base salary is reduced without his consent, (iv) there is a substantial change in his position or authority within the Company without his consent, (v) there is a change in his principal place of employment from the greater Boston, Massachusetts area without his consent, or (vi) the Employment Agreement is not renewed without his consent.

  The Employment Agreement provides for a renewal for successive one-year periods after the expiration of the initial term and contains a provision prohibiting Mr. Glenn Walters from competing with the Company, absent the Company's prior written approval, for a two-year period following the termination of his employment. Mr. Glenn Walters consented to be included in a salary deferral plan effective in 1994 and, as a result, received a salary, exclusive of benefits, of $128,040, $117,966 and $118,289 in 1994, 1995 and
1996, respectively. An aggregate of $55,000 was deferred during these years and will be paid in 1997.

  Mr. Gordon Walters entered into a consulting agreement with the Company effective as of July 1, 1993 which expired on December 31, 1995, and pursuant to which he devoted no less than twenty-six hours per week to the Company's business. This consulting agreement was renewed for a period of one year in accordance with its terms, which period expired December 31, 1996. This consulting agreement prohibits Mr. Walters from competing with the Company, absent the Company's prior written approval, for a period of two years after this consulting agreement terminates. Mr. Gordon Walters continues to be a consultant to the Company and is primarily responsible for marketing and product development within the electronic capacitor market. Mr. Gordon Walters consented to be included in a salary reduction plan effective January 1, 1995 and, as a result, received a consulting fee of $60,000 in 1996.

                                PROPOSAL NO. 2

   PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN

GENERAL

  The Company's 1993 Stock Option Plan (the "Plan") was approved by the Board of Directors and by the stockholders in 1993. A total of 800,000 shares of Common Stock were initially reserved for issuance under the Plan, of which 171,900 shares are subject to options outstanding as of April 4, 1997.

  On April 11, 1997, the Board of Directors voted to approve an amendment to the Plan to limit the number of shares with respect to which options may be granted to any employee in any fiscal year. The limit in the proposed amendment is 500,000 shares per employee per fiscal year. If approved, the amendment would be made by adding the following as the last sentence of
Article 3.3 of the Plan:

    "In no event shall any Employee be granted in any fiscal year Options to purchase more than 500,000 shares of Stock pursuant to this Plan."

  The Board of Directors adopted the amendment to enable the Company to avoid limitations otherwise imposed by Section 162(m) of the Internal Revenue Code, as amended (the "Code"). Section 162(m) generally disallows a tax deduction by a public company for annual compensation over $1 million paid to its chief executive officer and to any of its four other most highly compensated executives. Certain performance-based compensation of the type provided in the Plan can be exempt from the Section 162(m) deduction limit if the Plan satisfies the requirements of Internal Revenue Service ("IRS") regulations interpreting Section 162(m). It is the policy of the Compensation Committee and the Board of Directors to seek to preserve tax deductibility of compensation paid to employees unless regulatory requirements to do so are contrary to the best interests of the Company and its shareholders. In order for compensation corresponding to that which is recognized upon the exercise of nonqualified stock options under the Plan to be tax deductible, IRS regulations require that the shareholders approve at this Annual Meeting an amendment to the Plan to limit the maximum number of shares with respect to which options may be granted to any one participant under the Plan. To retain maximum flexibility, the Board of Directors has adopted an amendment to the Plan to provide for a 500,000 share limit in any fiscal year and is requesting that the shareholders approve the amendment in this Proposal. If the shareholders approve the amendment, future compensation to the Company's employees as a result of option exercise under the Plan will not count against the Section 162(m) limit. If the stockholders do not approve the amendment , the Company intends to restrict the exercisability of any nonqualified option granted under the Plan having an exercise price not less than the fair market value of the Common Stock on the date of grant. The restriction will provide that such options will not be exercisable during those times for which the Compensation Committee determines that it is likely that Section 162(m) will limit tax deductibility of compensation corresponding to the exercise of such options.

  The Board of Directors has retained the right to amend, suspend or terminate the Plan as it deems advisable. However, no amendment may be made to change the requirements as to eligibility for participation in the Plan or to change the number of shares as to which options may be granted under the Plan without submitting such amendment to the stockholders for approval.

MATERIAL FEATURES OF THE PLAN

  The purpose of the Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of the Company and of its affiliated corporations upon whose judgment, initiative and efforts the Company depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Company by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain involved with the Company. As of April 4, 1997, the Company had forty-two full time employees who were eligible to receive options under this Plan.

  The Plan is administered by the members of the Board of Directors of the Company who, subject to the provisions of the Plan, determine the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted.

  Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. The exercise price for each non-qualified stock option shall be reasonably related to the fair market value of the shares covered thereby at the time the non-qualified stock option is granted. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan expire not more than ten years from the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the option holder's lifetime, only by the option holder and is not transferable by him or her except by will or by the laws of descent and distribution.

  Each option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such option. The Board of Directors shall have the right to accelerate the date of exercise of any option, provided that, the Board of Directors shall not accelerate the exercise date of any incentive stock option granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

OPTION INFORMATION

  The following table sets forth as of April 4, 1997 all options granted pursuant to the Plan to (i) the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current Directors of the Company who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers as a group.

                                                                                    NO. OF OPTIONS
NAME                     TITLE                                                      GRANTED (#)(1)
----                     -----                                                      ---------------
Glenn J. Walters........ Chief Executive Officer, President, Treasurer and Director     100,000
John J. Moroney......... Chief Operating Officer and Director                               -0-
Stephen M. Maughan...... Vice President of Operations                                    40,000
Mark R. Thomas.......... Chief Financial Officer and Secretary                           40,000
All current executive officers as a group(4 persons)...............................      80,000
All current directors who are not executive officers (3 persons)...................      76,000
All employees who are not executive officers as a group............................      15,900

--------
(1) Net of all canceled options.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a description of certain United States federal income tax consequences of the issuance and exercise of options under the Plan:

  Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

  Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

IMPLEMENTATION

  If the proposed amendment to the Plan set forth in this Proposal No. 2 is approved by the stockholders, it will become effective immediately and be reflected in the amended Plan, which will be filed in the Company's minute book.

  The affirmative vote of a majority of the shares present in person or represented by proxy and voting on proposal 2 is required to approve the amendment to the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADOPTION OF THE AMENDMENT TO THE PLAN TO LIMIT THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE GRANTED PURSUANT TO STOCK OPTIONS TO AN EMPLOYEE IN ANY ONE YEAR PERIOD TO A NUMBER NOT TO EXCEED 500,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                PROPOSAL NO. 3

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed BDO Seidman, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Certificate of Incorporation or Bylaws. BDO Seidman, LLP audited the Company's financial statements for the fiscal year ended December 31, 1996. The Company expects that representatives of BDO Seidman, LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  The affirmative vote of a majority of the shares present in person or represented by proxy and voting on proposal 3 is required to ratify the appointment of the independent public accounts. In the event that ratification of the appointment of BDO Seidman, LLP as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

  Arthur Andersen, LLP ("Arthur Andersen") served as the Company's principal accountants during the fiscal year ending December 31, 1995. On August 12, 1996, Arthur Andersen, by mutual understanding with the Company, advised the Company that it would no longer serve as the Company's independent public accountants. On August 13, 1996, the Board of Directors approved the mutual termination of Arthur Andersen's services to the Company as its independent public accountants.

  Arthur Andersen's report on the consolidated financial statements for the Company's fiscal year ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles. Arthur Andersen's report did contain an explanatory paragraph relating to the uncertainty regarding the Company's ability to continue as a going concern due to its working capital deficiency and the expiration of the Company's banking arrangement. Arthur Andersen disagreed with the Company's accounting for the termination of an exclusivity agreement contained in the Company's Form 10-Q for the quarter ended March 31, 1996 as filed on May 20, 1996. In response, the Company filed an amended Form 10-Q for such quarter in which it restated its consolidated financial statements to reverse the gain recorded on the termination of the exclusivity agreement. Accordingly, the Company believes that Arthur Andersen now agrees with the Company's accounting for the termination of the exclusivity agreement. Neither the Board of Directors nor any committee of the Board of Directors discussed this disagreement with Arthur Andersen. The Company has authorized Arthur Andersen to respond fully to any inquiries concerning the foregoing by the Company's successor accountants, BDO Seidman, LLP.

  The Company engaged BDO Seidman, LLP as its new independent accountants as of February 12, 1997. In October 1996, the Company sought guidance from BDO Seidman, LLP regarding the proposed accounting treatment for a significant transaction with James River Corporation which involved recognition of revenues from the assignment of patents to James River Corporation. BDO Seidman, LLP orally advised the Company that it agreed with the Company's proposed treatment of this matter.

  Except as stated above, the Company did not consult with BDO Seidman, LLP prior to its engagement of BDO Seidman, LLP on (1) the application of accounting principles to a completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company's financial statements, or
(3) the disagreement with Arthur Andersen.

                             STOCKHOLDER PROPOSALS

  In order to be included in proxy material for the 1998 Annual Meeting of Stockholders, tentatively scheduled for May 22, 1998, stockholder proposals must be received by the Company, marked for the attention of the Secretary at the Company's principal address, on or before December 25, 1997. The Company suggests that proponents submit their proposals by certified mail, return receipt requested.

                         ANNUAL REPORT ON FORM 10-KSB

  The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, is available to beneficial owners of the Common Stock without change upon written request to the Secretary, Advanced Deposition Technologies, Inc., 580 Myles Standish Industrial Park, Taunton, Massachusetts 02780 (508-823-0707).

                                 OTHER MATTERS

  The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the Proxies.

                                          By Order of the Board of Directors,

                                          Mark R. Thomas
                                          Secretary

Taunton, Massachusetts
April 24, 1997

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   THE UNDERSIGNED hereby appoints Glenn J. Walters and Mark R. Thomas as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ADVANCED DEPOSITION TECHNOLOGIES, INC. (the "Company") to be held at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, on Thursday, May 22, 1997, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Glenn J. Walters and Mark R. Thomas to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS IDENTIFIED BELOW AND FOR PROPOSALS 2, 3 AND 4.

 (1) Proposal to elect the following persons as Class
     I Directors of the Company:

 JOHN J. MORONEY AND MARK R. THOMAS
                  [_] FOR   [_] AGAINST   [_] WITHHOLD VOTE

 (2) Proposal to approve an amendment to the Company's 1993 Stock Option Plan to limit the number of shares of Common Stock that may be granted pursuant to stock options to any employee in any one year period to a number not to exceed 500,000 shares.
                  [_] FOR   [_] AGAINST   [_] ABSTAIN

 (3) Proposal to ratify and confirm the appointment of BDO Seidman, LLP as the independent accountants for the Company for the fiscal year ending December 31, 1997.
                  [_] FOR   [_] ABSTAIN   [_] AGAINST

 (4) IN THEIR DISCRETION TO TRANSACT SUCH OTHER
     BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
     OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.
                          (Continued on reverse side)

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

                                               Please sign exactly
                                               as name appears below.

                                               Dated:
                                                     -------------------199

                                               -----------------------------
                                                         Signature

                                               -----------------------------
                                                 Signature if held jointly

                                               -----------------------------
                                                       Printed Name

                                               -----------------------------
                                                         Address

                                               PLEASE MARK, DATE, SIGN AND
                                               RETURN THE PROXY PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

 NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

                                  Appendix B
                                  ----------

                                    ARTHUR
                                   ANDERSEN

April 14, 1997

                                                 ----------------------------
                                                 Arthur Andersen LLP

Chief Accountant                                 ----------------------------
Securities and Exchange Commission               225 Franklin Street
450 Fifth Street, N.W.                           Boston, MA 02110-2812
Washington, D.C. 20549

Gentlemen:

We have read Proposal 3 in the Proxy Statement of Advanced Deposition Technologies, Inc. dated April 24, 1997 and are in agreement with the statements contained therin.

Very truly yours,

/s/ Arthur Andersen LLP
------------------------

                                   Appendix C
                                   ----------

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.

                             1993 STOCK OPTION PLAN


                                    ARTICLE I
                               Purpose of the Plan

         The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of ADVANCED DEPOSITION TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any employee, consultant or advisor designated to participate in the Plan is referred to as a "Participant."

                                  ARTICLE II

                                  Definitions

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2 "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.

         2.6 "Corporation" means ADVANCED DEPOSITION TECHNOLOGIES, INC., a Delaware corporation, or its successor.

         2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after July 13, 1993.

         2.8 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

         2.9 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.10 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

         2.11 "Participant" means a person selected by the Committee to receive an award under the Plan.

         2.12 "Plan" means this 1993 Stock Option Plan.

         2.13 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.14 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.15 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article IX.


                                   ARTICLE III

                           Administration of the Plan

         3.1 Administration by Board. This Plan shall be administered by the
             -----------------------
Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or Committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or Committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or Committees and thereafter directly administer the Plan. No member of the Board or a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. On or after registration of the Stock under the Securities Exchange Act of 1934, the Board shall delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be "disinterested persons" within the meaning of Rule 16b-3 under that Act.

         3.2 Powers. The Board of Directors and/or any Committee appointed by
             ------
the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

         (a) The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c) The power to interpret the Plan,

         (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

         (e) The power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish,

         (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

         (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

         3.3 Additional Powers. In addition, as to each Option to buy Stock of
             -----------------
the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option; and
(f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such Option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.

         In no event may the Company grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceeds $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code. In no event shall an Employee be granted in any fiscal year Options to purchase more than 500,000 shares of Stock pursuant to this Plan.

                                   ARTICLE IV

                                  Eligibility

         4.1 Eligible Employees. All Employees (including Directors who are
             ------------------
Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

        4.2 Consultants. Directors and other Non-Employees. Any Consultant,
            ----------------------------------------------
Director (whether or not an Employee) and any other Non-Employee is eligible to be granted

Non-Qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

         4.3 Relevant Factors. In selecting individual Employees, Consultants,
             ----------------
Directors and other Non-Employees to whom Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

                                    ARTICLE V

                               Stock Option Awards

         5.1 Number of Shares. Subject to the provisions of Article IX of this
             ----------------
Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 300,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

         5.2 Effect of Expiration Termination or Surrender. If an Option under
             ---------------------------------------------
this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. The full term of each Option granted hereunder
             ---------------
shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, the term of options intended to qualify as "Incentive Stock Options" shall not exceed five (5) years from the date of granting hereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         5.4 Option Price. The Option price shall be determined by the Board
             ------------
at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Options, the exercise price shall be reasonably related to the fair market value of the shares covered thereby at the time the Non-Qualified Option is granted.

         5.5 Fair Market Value. If, at the time an Option is granted under the
             -----------------
Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

         5.6 Non-Transferability of Options. No Option granted under this Plan
             ------------------------------
shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

         5.7 Foreign Nationals. Awards may be granted to Participants who are
             -----------------
foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI

                               Exercise of Option

         6.1 Exercise. Each Option granted under this Plan shall be exercisable
             --------
on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option, provided that, the Board shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in
Section 422(d)(1) of the Code.

         6.2 Notice of Exercise. A person electing to exercise an Option shall
             ------------------
give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the Corporation's stock valued at Fair Market Value as defined in Section 5.5 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. In the event that the Corporation elects to receive payment for such shares by means of a promissory note, such note, if issued to an officer, director or holder of 5% or more of the Company's outstanding Common Stock, shall provide for payment of interest at a rate no less than the interest rate then payable by the Company to its principal commercial lender, or if the Company has no loan outstanding to a commercial lender, then the interest rate payable shall equal the prevailing prime rate of interest then charged by commercial banks headquartered in Massachusetts (as determined by the Board of Directors in its reasonable discretion) plus two percent.

         6.3 Option Unaffected by Change in Duties. No Incentive Stock Option
             -------------------------------------
(and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

        If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

         6.4 Death of Optionee. Should an optionee die while in possession of
             -----------------
the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                   ARTICLE VII

                          Reporting Person Limitations

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

                                 ARTICLE VIII

                         Terms and Conditions of Options

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                  ARTICLE IX

                                 Benefit Plans

         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Company or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

                                    ARTICLE X

                Amendment, Suspension or Termination of the Plan

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to
              Article V;

         (b)  The maximum term of Options granted;

         (c)  The minimum price at which Options may be granted;

         (d)  The term of the Plan; and

         (e)  The requirements as to eligibility for participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                  ARTICLE XI

                          Changes in Capital Structure

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

         Notwithstanding the foregoing, any adjustments made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine.

         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                  ARTICLE XII

                      Effective Date and Term of the Plan

         The Plan shall become effective on July 13, 1993. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.


                                  ARTICLE XIII

                      Conversion of ISOs into Non-Qualified

                          Options; Termination of ISOs

         The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the optionee's consent, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV

                              Application of Funds

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XV

                             Governmental Regulation

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

                                  ARTICLE XVI

                    Withholding of Additional Income Taxes

         Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                  ARTICLE XVII

                 Notice to Company of Disqualifying Disposition

         Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock option or
(b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                                 ARTICLE XVIII

                          Governing Law; Construction

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.